                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Under Rule 14a-12

                               BISHOP STREET FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:

      --------------------------------------------------------------------------
      2)    Aggregate number of securities to which transaction applies:

      --------------------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      --------------------------------------------------------------------------
      4)    Proposed maximum aggregate value of transaction:

      --------------------------------------------------------------------------
      5)    Total fee paid:

      --------------------------------------------------------------------------
[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      --------------------------------------------------------------------------
      2)    Form, Schedule or Registration Statement No.:

      --------------------------------------------------------------------------
      3)    Filing Party:

      --------------------------------------------------------------------------
      4)    Date Filed:

      --------------------------------------------------------------------------

                               BISHOP STREET FUNDS

                  Large Cap Growth Fund (formerly, Equity Fund)
                              Strategic Growth Fund
                             Tax Managed Equity Fund
                             High Grade Income Fund
                           Hawaii Municipal Bond Fund
                                Money Market Fund
                           Treasury Money Market Fund

                          999 BISHOP STREET, 28TH FLOOR
                             HONOLULU, HAWAII 96813

                            ------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                      TO BE HELD ON FRIDAY, APRIL 21, 2006

      Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of the Bishop Street Funds (the "Trust") will be held at the offices of SEI Investments Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456 on Friday, April 21, 2006 at 11 a.m. Eastern Time.

      At the Special Meeting, the Trust's shareholders of record (the "Shareholders") will be asked to consider the proposal set forth below and to transact such other business as may be properly brought before the Special Meeting.

PROPOSAL: To elect a new Board of Trustees for the Trust.

      Only Shareholders at the close of business on February 23, 2006 are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

      ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE SO THAT YOU MAY RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. YOU MAY ALSO VOTE EASILY AND QUICKLY BY TELEPHONE OR THROUGH THE INTERNET AS DESCRIBED IN THE ENCLOSED PROXY CARD. TO DO SO, PLEASE FOLLOW THE INSTRUCTIONS INCLUDED ON THE PROXY CARD. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE. YOU MAY CHANGE YOUR VOTE BY SUBMITTING A SUBSEQUENT PROXY BY MAIL, INTERNET, TELEPHONE OR VOTING IN PERSON AT THE SPECIAL MEETING.

                                        By Order of the Board of Trustees,

                                        Robert A. Nesher
                                        President and Trustee

Dated: March 1, 2006

                               BISHOP STREET FUNDS

                  Large Cap Growth Fund (formerly, Equity Fund)
                              Strategic Growth Fund
                             Tax Managed Equity Fund
                             High Grade Income Fund
                           Hawaii Municipal Bond Fund
                                Money Market Fund
                           Treasury Money Market Fund

                          999 BISHOP STREET, 28TH FLOOR
                             HONOLULU, HAWAII 96813

                            ------------------------

                                 PROXY STATEMENT

                           --------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                                 APRIL 21, 2006

      This proxy statement is furnished by the Board of Trustees of Bishop Street Funds (the "Trust") in connection with the solicitation of proxies for use at a Special Meeting of Shareholders (the "Special Meeting") of the Trust to be held on Friday, April 21, 2006, at 11:00 a.m. Eastern Time, or at any adjournment thereof, at the offices of SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Trust's shareholders of record (the "Shareholders") as of the close of business on February 23, 2006 (the "Record Date") are entitled to notice of and to vote at the Special Meeting and any adjournment thereof. It is expected that the foregoing notice of Special Meeting, this proxy statement, and a proxy card will be mailed to Shareholders on or about March 8, 2006.

SUMMARY

      At the Special Meeting, all Shareholders will be asked to vote to elect members to the Board of Trustees of the Trust. If you do not expect to be present at the Special Meeting and wish your shares to be voted, please vote your proxy by mail, telephone or Internet allowing sufficient time for the proxy to be received before the Special Meeting. If your proxy is properly returned by that time, shares represented by your proxy will be voted at the Special Meeting in accordance with your instructions. However, if no instructions are specified on the proxy with respect to the proposal, the proxy will be voted "FOR" the approval of the proposal and, in accordance with the judgment of the persons appointed as proxies, upon any other matter that may properly come before the Special Meeting. Shareholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Trust, by delivering a subsequently dated proxy, or by attending and voting at the Special Meeting. Should Shareholders require additional information regarding the Proposal, or replacement proxy cards, they may contact the Trust at 1-800-262-9565.

      Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. As of the Record Date, the Trust's net assets and the approximate number of shares outstanding were as follows:

FUNDS                                           SHARES ISSUED AND OUTSTANDING
-----                                           -----------------------------
Large Cap Growth Fund (formerly, Equity Fund)              8,391,237.595
Strategic Growth Fund                                      9,063,987.192
High Grade Income Fund                                    13,847,365.411
Tax Managed Equity Fund                                    2,524,054.351
Hawaii Municipal Bond Fund                                16,442,800.829
Money Market Fund                                        214,736,065.118
Treasury Money Market Fund                               227,437,783.760
AGGREGATE SHARES ISSUED AND OUTSTANDING                  492,443,294.256

EXPENSES

      In addition to the solicitation of proxies by mail, the Board and officers of the Trust, as well as employees of any proxy soliciting firm engaged by the Trust, may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The Trust's investment adviser, Bishop Street Capital Management, will bear the costs associated with the Special Meeting.

      UPON REQUEST, THE TRUST WILL FURNISH TO A SHAREHOLDER, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT. THE ANNUAL REPORT MAY BE OBTAINED BY WRITING TO THE TRUST C/O SEI INVESTMENTS COMPANY, ONE FREEDOM VALLEY DRIVE, OAKS, PENNSYLVANIA 19456 OR BY CALLING 1-800-262-9565.

QUORUM AND MEETING ADJOURNMENTS

      A majority of the shares entitled to vote (50.1% or more of total votes represented by all shares entitled to vote and present at the Special Meeting either in person or by proxy) constitutes a quorum. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will not count as approval of the proposal.

      If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the Proposal are not received, or if other matters arise requiring Shareholder attention, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy. The persons named as proxies will vote in favor of such an adjournment if they determine that such adjournment and additional solicitation is in the interest of Shareholders.

SHAREHOLDER APPROVAL OF THE ELECTION OF TRUSTEES

      At the Special Meeting, it is proposed that eight Trustees be elected to hold office until their successors are duly elected and qualified. The election of Trustees requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that a majority of the shares entitled to vote are present in person or by proxy at the Special Meeting. The persons named in the accompanying proxy intend, in the absence of contrary instructions, to vote all proxies on behalf of the shareholders for the election of Robert A. Nesher, William M. Doran, Eugene B. Peters, James M. Storey, George J. Sullivan, Betty
L. Krikorian, Charles E. Carlbom and Mitchell A. Johnson. If you return your proxy but give no voting instructions, your shares will be voted FOR all nominees named herein.

                    PROPOSAL TO ELECT A NEW BOARD OF TRUSTEES

INTRODUCTION

      At a special meeting of the Board of Trustees held on January 27, 2006, the Trustees called a Special Meeting of Shareholders to elect a new Board of Trustees. After due consideration, the current Trustees -- Martin Anderson, Philip H. Ching, Robert A. Nesher, Peter F. Sansevero, Manuel R. Sylvester, Joyce S. Tsunoda and John K. Tsui -- unanimously approved the nomination of Robert A. Nesher, currently the Chairman of the Board, and of William M. Doran, Eugene B. Peters, James M. Storey, George J. Sullivan, Betty L. Krikorian, Charles E. Carlbom and Mitchell A. Johnson (each a "Nominee" and collectively, the "Nominees"). In considering the Nominees for election as members of the Board, the Trustees took into account the qualifications of each of the Nominees and concern for the continued efficient conduct of the Trust's business.

      Each of the Nominees has consented to being named in this proxy statement and serving as a Trustee if elected. The Trust knows of no reason why any Nominee would be unable or unwilling to serve if elected. Because the Trust does not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until the earlier of his resignation or his successor is duly appointed or elected and qualified.

      If approved by Shareholders at the Special Meeting, Mr. Nesher will continue to serve as a member of the Board and the Nominees will begin serving as members of the Board immediately following the Special Meeting. The persons named in the accompanying proxy intend, in the absence of contrary instructions, to vote all proxies on behalf of Shareholders for the election of the Nominees. THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF ALL NOMINEES.

INFORMATION REGARDING TRUSTEES AND NOMINEES

      The business and affairs of the Trust are managed under the direction of its Board of Trustees. If elected by Shareholders, in addition to serving the Trust, the Nominees will continue to serve in the same capacity for two other investment companies -- The Advisors' Inner Circle Fund and The Advisors' Inner Circle Fund II. Because of the common membership of both of these investment companies' respective Board of Trustees, regular meetings of the Board of Trustees are held jointly for these investment companies to tend to the business of each respective investment company. However, other than sharing the same administrator and distributor and having the same members on each investment company's Board of Trustees, the investment companies have no relationship with each other. If the Nominees are elected to the Trust's Board, the regular meetings of the Board would be joined with the meetings for The Advisors' Inner Circle Fund and The Advisors' Inner Circle Fund II, with which the Trust also shares the same administrator and distributor.

      The table below provides basic information about each Nominee. The "Fund Complex" consists of each separate series ("Fund") within the Trust. The mailing address for each Nominee, except William M. Doran, is One Freedom Valley Drive, Oaks, Pennsylvania 19456. The mailing address for Mr. Doran is 1701 Market Street, Philadelphia, Pennsylvania 19103. The following information is provided for each Nominee:

                                                                                       NUMBER OF
                                                                                       PORTFOLIOS
                                             TERM OF                                    IN FUND
                       POSITION(S)          OFFICE AND           PRINCIPAL              COMPLEX
       NAME AND        HELD WITH            LENGTH OF          OCCUPATION(s)            OVERSEEN     OTHER DIRECTORSHIPS HELD BY
    DATE OF BIRTH      THE TRUST           TIME SERVED      DURING PAST 5 YEARS        BY NOMINEE              NOMINEE
--------------------  -------------      ----------------   --------------------       ----------   ------------------------------
NOMINEE FOR INTERESTED TRUSTEE (CURRENTLY SERVES AS INTERESTED TRUSTEE)*

Robert A. Nesher,     Chairman of        No set term;       SEI Employee since              7       Trustee of The Advisors' Inner
8/17/46               the Board          served as          1974. Currently performs                Circle Fund, The Advisors'
                      of Trustees        Chairman since     various services on behalf              Inner Circle Fund II, SEI
                                         1998               of SEI Investments, an                  Global Master Fund, plc, SEI
                                                            affiliate of the Trust's                Global Assets Fund, plc, SEI
                                                            administrator and                       Global Investments Fund, plc,
                                                            distributor, for which                  SEI Investments Global,
                                                            Mr. Nesher is                           Limited, SEI Absolute Return
                                                            compensated.                            Master Fund, L.P., SEI
                                                                                                    Opportunity Master Fund, L.P.,
                                                                                                    SEI Absolute Return Fund,
                                                                                                    L.P., SEI Opportunity Fund L.P.,
                                                                                                    SEI Asset Allocation Trust, SEI
                                                                                                    Daily Income Trust, SEI
                                                                                                    Institutional International
                                                                                                    Trust, SEI Institutional
                                                                                                    Investments Trust, SEI
                                                                                                    Institutional Managed Trust,
                                                                                                    SEI Liquid Asset Trust and SEI
                                                                                                    Tax Exempt Trust

NOMINEE FOR INTERESTED TRUSTEE*

William M. Doran,     N/A                N/A                Self-Employed Consultant        7       Director of SEI Investments
5/26/40                                                     since 2003. Partner,                    Company, SEI Investments
                                                            Morgan, Lewis & Bockius                 Distribution Co. Trustee of
                                                            LLP (law firm) from 1976                The Advisors' Inner Circle
                                                            to 2003, counsel to the                 Fund, The Advisors' Inner
                                                            Trust, SEI Investments,                 Circle Fund II, SEI Asset
                                                            the Administrator and                   Allocation Trust, SEI Daily
                                                            the Distributor.                        Income Trust, SEI
                                                                                                    Institutional International
                                                                                                    Trust, SEI Institutional
                                                                                                    Investments Trust, SEI
                                                                                                    Institutional Managed Trust,
                                                                                                    SEI Liquid Asset Trust , SEI
                                                                                                    Tax Exempt Trust, SEI
                                                                                                    Investments - Global Fund
                                                                                                    Services Limited , SEI
                                                                                                    Investments Global Limited.

NOMINEES FOR INDEPENDENT TRUSTEES*

Charles E. Carlbom,   N/A                N/A                Self-Employed                   7       Trustee of The Advisors' Inner
8/20/34                                                     Business Consultant,                    Circle Fund and The Advisors'
                                                            Business Projects                       Inner Circle Fund II.
                                                            Inc. since 1997. CEO
                                                            and President, United
                                                            Grocers Inc. from
                                                            1997 to 2000. Board
                                                            Member, Oregon
                                                            Transfer Company.

                                                                                       NUMBER OF
                                                                                       PORTFOLIOS
                                             TERM OF                                    IN FUND
                       POSITION(S)          OFFICE AND           PRINCIPAL              COMPLEX
       NAME AND        HELD WITH            LENGTH OF          OCCUPATION(S)            OVERSEEN     OTHER DIRECTORSHIPS HELD BY
    DATE OF BIRTH      THE TRUST           TIME SERVED      DURING PAST 5 YEARS        BY NOMINEE              NOMINEE
--------------------  -------------      ----------------   --------------------       ----------   ------------------------------
Mitchell A. Johnson,  N/A                N/A                Private Investor since          7       Director, Federal Agricultural
3/01/42                                                     1994.                                   Mortgage Corporation (Farmer
                                                                                                    Mac). Trustee of The Advisors'
                                                                                                    Inner Circle Fund and The
                                                                                                    Advisors' Inner Circle Fund
                                                                                                    II.

Betty L. Krikorian,   N/A                N/A                Self-Employed Legal and         7       Trustee of The Advisors' Inner
1/23/43                                                     Financial Services                      Circle Fund and The Advisors'
                                                            Consultant since 2003.                  Inner Circle Fund II.
                                                            State Street Bank
                                                            Counsel to Global
                                                            Securities and Cash
                                                            Operations from 1995 to
                                                            2003.

Eugene B. Peters,     N/A                N/A                Private Investor                7       Trustee of The Advisors' Inner
6/03/29                                                     since 1987.                             Circle Fund and The Advisors'
                                                                                                    Inner Circle Fund II.

James M. Storey,      N/A                N/A                Attorney, Solo                  7       Trustee of The Advisors' Inner
4/12/31                                                     Practitioner since                      Circle Fund, The Advisors'
                                                            1994.                                   Inner Circle Fund II,
                                                                                                    Massachusetts Health and
                                                                                                    Education Tax-Exempt Trust,
                                                                                                    SEI Asset Allocation Trust,
                                                                                                    SEI Daily Income Trust, SEI
                                                                                                    Index Funds, SEI Institutional
                                                                                                    International Trust, SEI
                                                                                                    Institutional Investments
                                                                                                    Trust, SEI Institutional
                                                                                                    Managed Trust, SEI Liquid
                                                                                                    Asset Trust, SEI Tax Exempt
                                                                                                    Trust and U.S. Charitable Gift
                                                                                                    Trust.

George J. Sullivan,   N/A                N/A                Chief Executive Officer,        7       Trustee of State Street
11/13/42                                                    Newfound Consultants                    Navigator Securities Lending
                                                            Inc. since 1997.                        Trust, The Advisors' Inner
                                                                                                    Circle Fund, The Advisors'
                                                                                                    Inner Circle Fund II, SEI
                                                                                                    Absolute Return Master Fund,
                                                                                                    LP, SEI Asset Allocation
                                                                                                    Trust, SEI Absolute Return
                                                                                                    Fund, L.P., SEI Opportunity
                                                                                                    Fund, SEI Daily Income Trust,
                                                                                                    SEI Index Funds, SEI
                                                                                                    Institutional International
                                                                                                    Trust, SEI Institutional
                                                                                                    Investments Trust, SEI
                                                                                                    Institutional Managed Trust,
                                                                                                    SEI Liquid Asset Trust, SEI
                                                                                                    Opportunity Master Fund and
                                                                                                    SEI Tax Exempt Trust.

* Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees." Messrs. Doran and Nesher are deemed Interested Trustees by virtue of their affiliation with the Trust's Distributor.

COMPENSATION OF TRUSTEES

      The officers of the Trust do not receive any direct compensation from the Trust. Each Trustee who is not an officer, employee or director of the investment adviser or sub-adviser to any Fund or its affiliates receives an aggregate annual fee plus a fee per meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with attendance at Board and committee meetings) from the Trust. Payment of such fees and expenses is allocated between each of the respective Funds. The aggregate compensation payable by the Trust to each of the Trustees serving during the fiscal year ended December 31, 2005 is set forth in the compensation table below.

                                                                                        TOTAL
                                                                                     COMPENSATION
                                                 PENSION OR                         FROM THE TRUST
                                                 RETIREMENT                            AND FUND
                              AGGREGATE           BENEFITS       ESTIMATED ANNUAL      COMPLEX
                            COMPENSATION      ACCRUED AS PART     BENEFITS UPON        PAID TO
   NAME OF TRUSTEE          FROM THE TRUST    OF FUND EXPENSES    RETIREMENT            TRUSTEE
-----------------------    ---------------   -----------------   ----------------   --------------
INTERESTED TRUSTEES:
Philip H. Ching                $   16,500          $     0            $     0         $   16,500
Robert A. Nesher               $        0          $     0            $     0         $        0
John K. Tsui                   $   16,500          $     0            $     0         $   16,500
INDEPENDENT TRUSTEES:
Martin Anderson                $   17,500          $     0            $     0         $   17,500
Peter F. Sansevero             $   18,000          $     0            $     0         $   18,000
Manuel R. Sylvester            $   17,500          $     0            $     0         $   17,500
Joyce S. Tsunoda               $   17,500          $     0            $     0         $   17,500

OWNERSHIP OF FUND SECURITIES

      The table below shows the dollar range of equity securities beneficially owned by each Nominee as of December 31, 2005:

                                                                                     AGGREGATE DOLLAR RANGE OF
                                                                                  EQUITY SECURITIES IN ALL FUNDS
                                                                                   OVERSEEN OR TO BE OVERSEEN BY
                                                                                    TRUSTEE OR NOMINEE IN FAMILY
   NAME OF NOMINEE         DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST            OF INVESTMENT COMPANIES
---------------------      ----------------------------------------------         ------------------------------
INTERESTED TRUSTEES:
William M. Doran                                None                                               None
Robert A. Nesher                                None                                               None
INDEPENDENT TRUSTEES:
Eugene B. Peters                                None                                               None
James M. Storey                                 None                                               None
George J. Sullivan                              None                                               None
Betty L. Krikorian                              None                                               None
Charles E. Carlbom             $10,000 - $50,000 (Large Cap Growth Fund)                    $10,000 - $50,000
Mitchell A. Johnson                             None                                               None

MEETINGS AND COMMITTEES OF THE BOARD OF TRUSTEES

      MEETINGS OF THE BOARD OF TRUSTEES. During the Trust's most recently completed fiscal year, the Board of Trustees met five times. With the exception of Mr. Nesher's absence from the April 7, 2005 special board meeting, all of the Trustees attended every meeting.

      AUDIT COMMITTEE. The Board has an Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by the Trust's independent auditor and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Anderson, Sansevero, Sylvester and Ms. Tsunoda currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met twice during the Trust's most recently completed fiscal year.

      FAIR VALUE PRICING COMMITTEE. The Board has a Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Messrs. Nesher and Sansevero currently serve as members of the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and did not meet during the Trust's most recently completed fiscal year.

      NOMINATING AND COMPENSATION COMMITTEE. The Board has a Nominating and Compensation Committee that is composed of Independent Trustees of the Trust. The Committee has not adopted a charter. The principal responsibility of the Committee is to consider, recommend and nominate candidates to fill any vacancies on the Trust's Board. Messrs. Anderson, Sansevero, Sylvester and Ms. Tsunoda currently serve as members of the Committee. The Committee meets periodically, as necessary, and met twice during the Trust's most recently completed fiscal year.

COMMUNICATIONS WITH THE BOARD

      Shareholders wishing to submit written communications to the Board should send their communications to SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

BOARD APPROVAL OF THE ELECTION OF TRUSTEES

      At the special meeting of the Board of Trustees held on January 27, 2006, the Board of Trustees voted to approve the Special Meeting of Shareholders to elect each of the Nominees as a Trustee of the Trust. The Board considered, among other factors, each Nominee's experience, qualifications, and willingness to serve as Trustee for other investment companies administered by SEI Investments Global Funds Services, and determined that each Nominee is qualified to serve or continue to serve as a Trustee. In voting to approve the Nominees, the Board of Trustees also considered various matters related to the management and long-term welfare of the Trust.

                    THE BOARD OF TRUSTEES RECOMMENDS THAT YOU
                          VOTE FOR EACH OF THE NOMINEES

                             ADDITIONAL INFORMATION

EXECUTIVE OFFICERS OF THE TRUST

      Information about the Trust's current principal executive officers is set forth below. The mailing address of each officer is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

                                                TERM OF                                                          NUMBER OF
                                               OFFICE AND                                                       FUNDS IN THE
                                                LENGTH OF                                                          FUND
 NAME AND DATE OF      POSITION WITH THE          TIME             PRINCIPAL OCCUPATION DURING THE PAST         COMPLEX TO
       BIRTH                 TRUST               SERVED                         FIVE YEARS                      BE OVERSEEN
--------------------   -----------------   -----------------   --------------------------------------------   ----------------
Robert A. Nesher,      President           No set term;        SEI Employee since 1974.  Currently                   7
8/17/46                                    served since        performs various services on behalf of SEI
                                           1998                Investments, an affiliate of the Trust's
                                                               administrator and distributor, for which Mr.
                                                               Nesher is compensated.

Lori K. Foo,           Vice President      No set term;        Compliance Officer and Assistant Vice                 7
7/07/57                and Secretary       served since        President for First Hawaiian Bank since
                                           2002                1994.

Ryan S. Ushijima,      Chief Compliance    No set term;        Chief Compliance Officer of the Wealth                7
6/14/56                Officer             served since        Management Division of First Hawaiian
                                           2004                Bank and Bishop Street Capital
                                                               Management since 2005.  Commissioner of
                                                               Securities, Department of Commerce and
                                                               Consumer Affairs, State of Hawaii from
                                                               1998 to 2004.

Timothy D. Barto,      Vice President      No set term;        Employed by SEI Investments Company                   7
3/28/68                and Assistant       served since        since October 1999. General Counsel, Vice
                       Secretary           1999                President and Secretary of the
                                                               Administrator since 2004 and Vice
                                                               President of SEI Investments Distribution
                                                               Company, 1999-2003.  Associate, Dechert
                                                               Price & Rhoads (law firm), 1997-1999.

Michael Lawson,        Controller and      No set term;        Director, SEI Investments Funds                       7
10/08/60               Chief Financial     served since        Accounting since July 2005. Manager,
                       Officer             2005                Funds Accounting, SEI Investments AVP
                                                               (1995-2005, excluding February 1998
                                                               through October 1998).

Philip T. Masterson,   Vice President      No set term;        Employed by SEI Investments Company                   7
3/12/64                and Assistant       served since        since August 2004.  General Counsel, Citco
                       Secretary           2004                Mutual Fund Services from 2003 to 2004.
                                                               OppenheimerFunds, Vice President and
                                                               Assistant Counsel from 1997 to 2001 and
                                                               Vice President and Associate Counsel from
                                                               2001 to 2003.

James Ndiaye,          Vice President      No set term;        Employed by SEI Investments Company                   7
9/11/68                and Secretary       served since        since October 2004.  Vice President,
                                           2004                Deutsche Asset Management from 2003 to
                                                               2004.  Associate, Morgan, Lewis &
                                                               Bockius, LLP from 2000 to 2003.  Counsel,
                                                               Assistant Vice President, ING Variable
                                                               Annuities Group from 1999 to 2000.

                                                TERM OF                                                          NUMBER OF
                                               OFFICE AND                                                       FUNDS IN THE
                                                LENGTH OF                                                          FUND
 NAME AND DATE OF      POSITION WITH THE          TIME             PRINCIPAL OCCUPATION DURING THE PAST         COMPLEX TO
       BIRTH                 TRUST               SERVED                         FIVE YEARS                      BE OVERSEEN
--------------------   -----------------   -----------------   --------------------------------------------   ----------------
Michael T. Pang,       Vice President      No set term;        Employed by SEI Investments Company                   7
7/08/72                and Secretary       served since        since 2005. Counsel, Caledonian Bank &
                                           2005                Trust's Mutual Funds Group (2004).
                                                               Counsel, Permal Asset Management (2001-
                                                               2004).  Associate, Schulte, Roth & Zabel's
                                                               Investment Management Group (2000-
                                                               2001).  Staff Attorney, U.S. SEC's Division
                                                               of Enforcement, Northeast Regional Office
                                                               (1997-2000).

Sofia A. Rosala,       Vice President      No set term;        Compliance Officer of SEI Investments                 7
2/01/74                and Secretary       served since        Company since September 2001.  Account
                                           2004                and Product Consultant, SEI Private Trust
                                                               Company (1998-2001).

TRUSTEE AND OFFICER FUND OWNERSHIP

      As of the Record Date, the Trust's Trustees, Nominees and officers, collectively, owned less than one percent of the outstanding shares of the Trust.

INVESTMENT ADVISER AND SUB-ADVISERS

      Bishop Street Capital Management, a registered investment adviser and wholly-owned subsidiary of First Hawaiian Bank, serves as Adviser to each of the Funds. Before February 22, 2000, First Hawaiian Bank served as Adviser to the Funds. First Hawaiian Bank is a subsidiary of BancWest Corporation, itself a subsidiary of BNP Paribas. The address of the Adviser is Bishop Street Capital Management, 999 Bishop Street, 28th Floor, Honolulu, Hawaii 96813.

      The following Sub-Advisers provide investment management services to each of the following Funds, respectively, under the general supervision of the Adviser and the Board of Trustees.

FUND                                    INVESTMENT SUB-ADVISER AND ADDRESS
--------------------------              -----------------------------------
Money Market Fund                       Fischer Francis Trees & Watts, Inc.
Treasury Money Market Fund              200 Park Avenue
                                        46th Floor
                                        New York, NY 10166

Strategic Growth Fund                   BNP Paribas Asset Management, Inc.
                                        200 Park Avenue
                                        New York, NY 10166

DISTRIBUTOR AND PRINCIPAL UNDERWRITER

      SEI Investments Distribution Co., located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI Investments Company ("SEI"), acts as the distributor of the Funds.

ADMINISTRATOR

      SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation, a wholly owned subsidiary of SEI, is the owner of all beneficial interest in the Administrator.

5% SHAREHOLDERS

      As of February 23, 2006, the following persons were the only persons who were record owners or, to the knowledge of the Trust, were beneficial owners of 5% or more of the outstanding shares of each fund of the Trust, as described below. The Funds do not know whether the shares referred to above were beneficially owned by the persons listed below, or whether the shares were held in such persons' accounts for their fiduciary, agency or custodial customers.

                                                  NAME AND ADDRESS OF            NUMBER OF       PERCENTAGE OF FUND'S
            FUND AND CLASS                            SHAREHOLDER               SHARES OWNED      OUTSTANDING SHARES
----------------------------------------  ---------------------------------  ------------------  --------------------
High Grade Income Fund                    SEI Trust Company                    6,241,472.4610    45.08%
Class I                                   c/o First Hawaiian Bank
                                          Attn Mutual Funds
                                          One Freedom Valley Drive
                                          Oaks, PA 19456

High Grade Income Fund                    SEI Trust Company                    5,778,434.7710    41.73%
Class I                                   c/o First Hawaiian Bank
                                          Attn Mutual Funds
                                          One Freedom Valley Drive
                                          Oaks, PA 19456

High Grade Income Fund                    Mercer Trust Co                      1,012,613.7130     7.31%
Class I                                   Attn DC Plan Admin Team
                                          1 Investors Way MSC NE2
                                          Norwood, MA 20262-1584

Money Market Fund                         SEI Trust Company                  174,508,417.5800    96.45%
Class I                                   c/o First Hawaiian Bank
                                          Attn Mutual Funds
                                          One Freedom Valley Drive
                                          Oaks, PA 19456

Hawaii Municipal Bond Fund                SEI Trust Company                   10,620,342.4900    78.59%
Class I                                   c/o First Hawaiian Bank
                                          Attn Mutual Funds
                                          One Freedom Valley Drive
                                          Oaks, PA 19456

Hawaii Municipal Bond Fund                SEI Trust Company                    1,569,503.4860    11.61%
Class I                                   c/o First Hawaiian Bank
                                          One Freedom Valley Drive
                                          Oaks, PA 19456

Treasury Money Market Fund                SEI Trust Company                  227,023,654.7200    99.82%
Class I                                   c/o First Hawaiian Bank
                                          Attn Mutual Funds
                                          One Freedom Valley Drive
                                          Oaks, PA 19456

                                                  NAME AND ADDRESS OF            NUMBER OF       PERCENTAGE OF FUND'S
            FUND AND CLASS                            SHAREHOLDER               SHARES OWNED      OUTSTANDING SHARES
----------------------------------------  ---------------------------------  ------------------  --------------------
Large Cap Growth Fund                     SEI Trust Company                   6,245,392.5460     74.60%
Class I                                   c/o First Hawaiian Bank
                                          Attn Mutual Funds
                                          One Freedom Valley Drive
                                          Oaks, PA 19456

Large Cap Growth Fund                     SEI Trust Company                     826,940.1210      9.88%
Class I                                   c/o First Hawaiian Bank
                                          Attn Mutual Funds
                                          One Freedom Valley Drive
                                          Oaks, PA 19456

Large Cap Growth Fund                     Emjay Corp As Agent For               637,916.8690      7.62%
Class I                                   First Hawaiian Bank
                                          c/o Fascorp
                                          8515 E Orchard Rd #2T2
                                          Greenwood Vlg, CO 80111-5002

Hawaii Municipal Bond Fund                Pershing LLC                          378,070.0390     12.91%
Class A                                   PO Box 2052
                                          Jersey City, NJ 07303-2052

Hawaii Municipal Bond Fund                Stacey TJ Wong TR                     217,163.3280      7.41%
Class A                                   U/A DTD 04/30/1922
                                          Eric Alfred Knudsen Trust
                                          PO Box 759
                                          Kalaheo, HI 96741-0759

Hawaii Municipal Bond Fund                Pershing LLC                          193,464.7550      6.60%
Class A                                   PO Box 2052
                                          Jersey City, NJ 07303-2052

Money Market Fund                         Pershing LLC                       33,776,903.0200     99.93%
Class A                                   As Agent for its Brokerage Cust
                                          Attn Cash Management Services
                                          1 Pershing Plaza
                                          Jersey City, NJ 07399-0002

Strategic Growth Fund                     SEI Trust Company                   5,918,399.6200     65.30%
Class I                                   c/o First Hawaiian Bank
                                          Attn Mutual Funds
                                          One Freedom Valley Drive
                                          Oaks, PA 19456

Strategic Growth Fund                     SEI Trust Company                   2,357,266.4800     26.01%
Class I                                   c/o First Hawaiian Bank
                                          Attn Mutual Funds
                                          One Freedom Valley Drive
                                          Oaks, PA 19456

Tax Managed Equity Fund                   SEI Trust Company                   2,252,038.8210     90.30%
Class I                                   c/o First Hawaiian Bank
                                          Attn Mutual Funds
                                          One Freedom Valley Drive
                                          Oaks, PA 19456

                                                  NAME AND ADDRESS OF            NUMBER OF       PERCENTAGE OF FUND'S
            FUND AND CLASS                            SHAREHOLDER               SHARES OWNED      OUTSTANDING SHARES
----------------------------------------  ---------------------------------  ------------------  --------------------
Tax Managed Equity Fund                   SEI Trust Company                  235,511.1530        9.44%
Class I                                   c/o First Hawaiian Bank
                                          Attn Mutual Funds
                                          One Freedom Valley Drive
                                          Oaks, PA 19456

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      PRICEWATERHOUSECOOPERS LLP. The Audit Committee recommended and the Board approved PricewaterhouseCoopers LLP ("PwC") as the Trust's independent registered public accounting firm. PwC has informed the Trust that it has no material direct or indirect financial interest in the Trust. Representatives of PwC are not expected to be present at the Special Meeting and will not have an opportunity to make a statement, but will be available should questions arise.

      AUDIT FEES. The aggregate fees billed for professional services rendered by PwC for the audit of the Trust's annual financial statements and services normally provided by PwC in connection with the statutory and regulatory filings or engagements for the fiscal years ended December 31, 2004 and 2005 were $98,200 and $104,100, respectively.

      AUDIT-RELATED FEES. PwC did not bill the Trust for any assurance or other services related to the performance of the audit of the Trust's financial statements, other than those reported under "Audit Fees" above, during the Trust's two most recently completed fiscal years.

      TAX FEES. PwC did not bill the Trust for any services related to tax compliance, tax advice, or tax planning during the Trust's two most recently completed fiscal years.

      ALL OTHER FEES. PwC did not bill the Trust for other products and services, other than the services reported above, for the Trust's two most recently completed fiscal years.

      AGGREGATE NON-AUDIT FEES. There were no non-audit fees billed by PwC for the last two fiscal years.

      AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. As of the date of this proxy statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all services provided by PwC must be directly pre-approved by the Audit Committee.

SUBMISSION OF SHAREHOLDER PROPOSALS

      The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. As such, the Trust is not required to, and does not, have annual meetings. Nonetheless, the Board of Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. The Board of Trustees will give consideration to shareholder suggestions as to nominees for the Board of Trustees, as discussed above under the heading "Nominating and Compensation Committee." Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

SHAREHOLDERS SHARING THE SAME ADDRESS

      If two or more Shareholders share the same address, only one copy of this proxy statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the Shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this proxy statement to a Shareholder at a shared address. Please note that each Shareholder will receive a separate proxy card, regardless of whether he or she resides at a shared address. Please call 1-800-262-9565 or forward a written request to the Trust c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456 if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

                                      By Order of the Trustees,

                                      Robert A. Nesher
                                      President

Dated: March 1, 2006

--------------------------------------------------------------------------------

                               BISHOP STREET FUNDS

                             [Fund Name Prints Here]



             NOTICE OF PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR

              THE SPECIAL MEETING OF SHAREHOLDERS ON APRIL 21, 2006


The undersigned, revoking previous proxies, if any, with respect to the Shares (defined below), hereby appoints Laurie Brooks and Philip T. Masterson as proxies, each with full power of substitution, to vote all of the shares of beneficial interest in the name of the undersigned (the "Shares") at the Special Meeting of Shareholders of the Bishop Street Funds to be held at the offices of SEI Investments Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, at 11:00 a.m., Eastern Time, on April 21, 2006, and any adjournments or postponements thereof (the "Special Meeting"), as instructed on the reverse side.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

                                                         FUND NAME HERE
PROXY TABULATOR
PO BOX 9112                             TO VOTE BY MAIL
FARMINGDALE, NY 11735

                                        1) Read the Proxy Statement.
                                        2) Check the appropriate boxes on the proxy card below.
                                        3) Sign and date the proxy card.
                                        4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                  BISHOP               KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BISHOP STREET FUNDS

THE BOARD OF TRUSTEES OF THE TRUST
RECOMMENDS A VOTE "FOR" THE PROPOSAL
TO ELECT THE FOLLOWING NOMINEES TO THE                         FOR      WITHHOLD      FOR ALL     TO WITHHOLD AUTHORITY TO VOTE FOR
BOARD OF TRUSTEES OF THE TRUST.                                ALL        ALL         EXCEPT      ONE OR MORE OF THE NOMINEES, WRITE
                                                                                                  THE NUMBER(S) OF THE NOMINEE(S)
PROPOSAL:  To elect a new Board of Trustees for the Trust.                                        BELOW.

           NOMINEES:                                           [ ]        [ ]           [ ]       ----------------------------------

           (01)    Robert A. Nesher
           (02)    William M. Doran
           (03)    Eugene B. Peters
           (04)    James M. Storey
           (05)    George J. Sullivan
           (06)    Betty L. Krikorian
           (07)    Charles E. Carlbom
           (08)    Mitchell A. Johnson

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear(s) on this Proxy. If the Shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PLEASE VOTE PROMPTLY BY TELEPHONE, INTERNET OR MAIL WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.


----------------------------------  --------  ------------------------  --------
Signature [PLEASE SIGN WITHIN BOX]  Date      Signature (Joint Owners)  Date